Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint William L. Morrison, Frederick H. Waddell and Kelly R. Welsh, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names in the capacities indicated below a Registration Statement on Form S-8 relating to the sale of interests in the Northern Trust Corporation 2012 Stock Plan and securities of Northern Trust Corporation and any and all amendments (including post-effective amendments) to such a Registration Statement and to file any of the foregoing, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any one of them, to said Registration Statement, and any and all amendments thereto, and all that said attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned have hereunto executed this Power of Attorney this 17th day of April, 2012.

/s/ Frederick H. Waddell
Frederick H. Waddell
Chairman, Chief Executive Officer and Director

/s/ Michael G. O’Grady
Michael G. O’Grady
Executive Vice President and Chief Financial Officer

/s/ Aileen B. Blake
Aileen B. Blake
Executive Vice President and Controller

/s/ Linda Walker Bynoe
Linda Walker Bynoe
Director

/s/ Nicholas D. Chabraja
Nicholas D. Chabraja
Director

/s/ Susan Crown
Susan Crown
Director

/s/ Dipak C. Jain
Dipak C. Jain
Director

/s/ Robert W. Lane
Robert W. Lane
Director

/s/ Edward J. Mooney
Edward J. Mooney
Director

/s/ John W. Rowe
John W. Rowe
Director

/s/ Martin P. Slark
Martin P. Slark
Director

/s/ David H. B. Smith, Jr.
David H. B. Smith, Jr.
Director

Charles A. Tribbett III
Charles A. Tribbett III
Director

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)

I, Eileen C. Ratzka, a Notary Public in and for said County, in the aforesaid State, do hereby certify that the above-named directors and officers of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the said instrument as their free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of April, 2012.

Eileen C. Ratzka
NOTARY PUBLIC

My Commission Expires:         August 17, 2013

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